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                                                                      EXHIBIT 23

                         CONSENT OF INDEPENDENT AUDITORS


            We hereby consent to the incorporation by reference in the Registration Statement No. 33-75848 on Form S-4 of First Community Corporation of our report dated February 20, 2004, relating the financial statements appearing in this Annual Report on Form 10-KSB of First Community Corporation for the year ended December 31, 2003.


                                       /s/ Crowe Chizek and Company LLC


Crowe Chizek and Company LLC
Brentwood, Tennessee
March 26, 2004